EXHIBIT 32.2







                    CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Clifford Brown, Chief Financial Officer of American Stellar Energy Inc. (Formerly Merchantpark Communications Inc.). (the "Company"), does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 16 day of January 2006.

                                   By:  /s/ Clifford Brown
                                         --------------------------------
                                         Clifford Brown
                                         Chief Financial Officer